UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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TIX CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIX CORPORATION
12001 Ventura Place, Suite 340
Studio City, California 91604

May 28, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Tix Corporation to be held at 10:00 A.M. local time on July 8, 2009 at Sportsmen's Lodge 12825 Ventura Boulevard Studio City, California 91604.

As more fully described in the attached Notice of Annual Meeting and the accompanying proxy statement, at the Annual Meeting, our stockholders will consider and vote to (i) elect six directors to our Board of Directors, (ii) approve the adoption of the Tix 2009 Equity Incentive Plan, (iii) approve an amendment to the Tix 2004 Directors Stock Option Plan, and (iv) ratify the appointment of Weinberg & Company, P. A. as our independent registered public accountant for the fiscal year ending December 31, 2009.

Whether or not you plan to attend the Annual Meeting, please submit your proxy to ensure your representation and the presence of a quorum at the Annual Meeting.  This year you may submit your proxy over the Internet or by marking, signing, dating and mailing the enclosed proxy card.

The Board of Directors recommends that you vote “FOR” the proposals presented in this proxy statement.

Sincerely,

Mitch Francis
Chairman of the Board of Directors

TIX CORPORATION
12001 Ventura Place, Suite 340
Studio City, California 91604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON July 8, 2009

Notice is hereby given that an Annual Meeting of Stockholders of Tix Corporation for the fiscal year ended December 31, 2008 (“Annual Meeting”), will be held at 10:00 A.M. local time on July 8, 2009 at Sportsmen's Lodge, 12825 Ventura Boulevard Studio City, California 91604 for the following purposes:

•	to elect six directors to our Board of Directors;

•	To approve the adoption of the Tix 2009 Equity Incentive Plan;

•	To approve an amendment to the Tix 2004 Directors Stock Option Plan to increase the number of shares of common stock under the Plan from 100,000 to 1,000,000;

•	to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accountant for the fiscal year ending December 31, 2009; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on May 15, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  Only our stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.  Stockholders are requested to complete, sign, date and mail the enclosed proxy card in the envelope provided.  Alternatively, stockholders may vote via the Internet, in accordance with the instructions provided in the attached proxy/voting instruction card.

In accordance with the rules approved by the U.S. Securities and Exchange Commission (“SEC”), we sent a Notice of Internet Availability of Proxy Materials on or about May 28, 2009, and provided access to our proxy materials on the Internet, beginning on May 28, 2009, for the holders of record and beneficial owners of our common stock as of the close of business on the record date.

By Order of the Board of Directors,

Mitch Francis
Chairman of the Board of Directors

May 28, 2009

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED RETURN ENVELOPE PROVIDED. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND ATTACHED PROXY/VOTING INSTRUCTION CARD.

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TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING	3
PROPOSAL I – ELECTION OF DIRECTORS	6
PROPOSAL II APPROVAL OF 2009 TIX STOCK INCENTIVE PLAN	7
PROPOSAL III — APPROVAL OF AMENDMENT TO THE TIX 2004 DIRECTORS STOCK OPTION PLAN	10
PROPOSAL IV – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT	13
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT	15
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	34
STOCKHOLDER PROPOSALS	35
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	36
OTHER MATTERS	37
FORWARD-LOOKING STATEMENTS	37
WHERE YOU CAN FIND MORE INFORMATION	37

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TIX CORPORATION
12001 Ventura Place, Suite 340
Studio City, California 91604

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held On July 8, 2009

The Annual Meeting

This proxy statement is being furnished to the stockholders of Tix Corporation, a Delaware corporation (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting to be held at 10:00 A.M. local time on July 8, 2009, at Sportsmen's Lodge 12825 Ventura Boulevard, Studio City, California 91604, and at any adjournments or postponements thereof.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

•	to elect six directors to our Board of Directors;

•	to approve the adoption of the Tix 2009 Equity Incentive Plan;

•
to approve an amendment to the Tix 2004 Directors Stock Option Plan to increase the number of shares of common stock issuable pursuant to the exercise of options under the Plan from 100,000 to 1,000,000;

•	to ratify the appointment of Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accountant for the fiscal year ending December 31, 2009; and

•	to transact any other business as may properly come before the meeting or at any adjournment thereof.

Stockholders of the Company as of May 15, 2009, the Record Date, may vote in one of the following three ways: (1) by completing, signing and dating the proxy card, (2) by completing your proxy on the Internet at the website listed on the proxy card or notice of Internet availability of proxy materials, or (3) in person at the Annual Meeting. It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy on the Internet. Shares represented by proxy will be voted in accordance with the instructions you provide to the individuals named on the proxy.

With regard to the election of directors, votes may be cast in favor of all director nominees, cast in favor of particular director nominees, left blank or withheld.  Votes that are left blank will be voted FOR the election of the directors named on the proxy; votes that are withheld are not considered “votes cast” and thus have no effect on the election of directors.

With regard to approval of the adoption of the Tix 2009 Equity Incentive Plan and the amendment to the Tix 2004 Directors Stock Option Plan, votes may be cast in favor of approval, cast against approval, cast as an abstention or left blank.  Neither abstentions nor broker non-votes will be included among the shares that are considered to be present and voting on the applicable proposals, and, therefore, they will have no effect on the voting for such proposals.  Votes that are left blank will be voted FOR the applicable proposal.

With regard to ratification of the appointment of Weinberg as our independent registered public accounting firm, votes may be cast in favor, cast against, cast as an abstention or left blank.  Neither abstentions nor broker non-votes will be included among the shares that are considered to be present and voting on the ratification and, therefore, they will have no effect on the voting for this proposal.  Votes that are left blank will be voted FOR the ratification of Weinberg as our independent registered public accounting firm.

With regard to other matters that may properly come before the Annual Meeting, votes will be cast at the discretion of the proxies.

Abstentions may be specified on all proposals, other than the election of directors, and will be counted as present for purposes of determining a quorum.  Submitted proxies which are left blank or for which a vote is withheld and broker non-votes will also be counted as present for purposes of determining a quorum.  Broker non-votes are shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal.

The proxy card is attached as Appendix A to this proxy statement.

The proxy statement for the Annual Meeting and the annual report for the fiscal year ended December 31, 2008 are available at www.proxyvote.com.

NO MATTER WHAT METHOD YOU ULTIMATELY DECIDE TO USE TO VOTE YOUR SHARES, WE URGE YOU TO VOTE PROMPTLY.

Record Date; Shares Entitled To Vote; Vote Required To Approve The Transaction

The Board has fixed the close of business on May 15, 2009 (the “Record Date”), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  On the Record Date, 32,321,651 shares of our common stock, par value $0.08 per share (“Common Stock”) were issued and outstanding out of 100,000,000 shares authorized, and pursuant to our Bylaws, each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our stockholders.  Stockholders do not have cumulative voting rights.

A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite number of shares of our Common Stock are represented in person or by proxy.  Each holder of record of shares of our Common Stock is entitled to cast, for each share registered in his or her name, one vote per proposal described in this proxy statement.

Solicitation, Voting and Revocation Of Proxies

This solicitation of proxies is being made by our Board, and our Company will pay the entire cost of preparing, assembling, printing, and distributing these proxy materials.  The solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our Company, who will not receive any additional compensation for such solicitation activities.  We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy.  A stockholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to our corporate secretary, prior to or at the Annual Meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.  All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Tix Corporation
 12001 Ventura Place, Suite 340
Studio City, California 91604
Attention: Corporate Secretary

Our Board of Directors is not aware of any business to be acted upon at the Annual Meeting other than consideration of the proposals described herein.

Internet Voting

This year, in addition to marking, signing, dating and mailing the enclosed proxy card, you may vote over the Internet.  Voting via the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote via the Internet, instructions to do so are set forth on the enclosed proxy card.  If you own your shares in your own name, you can vote via the Internet in accordance with the instructions provided on the enclosed proxy card or Notice of Internet Availability of Proxy Materials. If your shares are held in “street name” by a bank, broker or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee. You may need to contact your bank or broker to vote.

If you vote via the Internet, you do not have to mail in your proxy card, but your vote must be received by 11:59 p.m., Los Angeles Time, on July 7, 2009.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A:
You are receiving this proxy statement in connection with an Annual Meeting of stockholders called by our Board of Directors in connection with soliciting stockholder votes for the purpose of (i) electing six directors to our Board to serve for a term ending on the date of the next Annual Meeting of stockholders, or until their successors are duly elected and qualified; (ii) approving the adoption of the Tix 2009 Equity Incentive Plan; (iii) approving an amendment to the Tix 2009 Directors Stock Option to increase the number of shares of common stock issuable pursuant to the exercise of stock options under the Plan from 100,000 to 1,000,000; and (iv) ratifying the appointment of Weinberg as our independent registered public accountant for the fiscal year ending December 31, 2009, in each case, as more fully described in this proxy statement. You are being provided this proxy statement and the proxy card because our Board of Directors is soliciting your proxy to vote at the Annual Meeting called for the purpose of voting on the foregoing matters.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:
The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and most highly paid executive officers, and certain other required information.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:
Only holders of shares of our Common Stock, as of the Record Date, are entitled to vote at the Annual Meeting.  As of May 15, 2009, the Record Date, there were 32,321,651 shares of our Common Stock issued and outstanding, and entitled to notice of and to vote at the Annual Meeting. For all matters each outstanding share of our common stock will be entitled to one vote on each matter. Stockholders do not have cumulative voting rights.  Under Delaware law, and pursuant to our Bylaws, a majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy, except for the election of directors which is determined by a simple plurality of the votes cast.

Q:	DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSALS?

A:	Yes. Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the proposals described in this proxy statement.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:
If you own your shares in your own name, you may vote on the proposals presented in this proxy statement in one of the following three ways: (1) by completing, signing and dating the accompanying proxy card and returning it to the Company, (2) by completing your proxy on the Internet at the address listed on the proxy card or notice of Internet availability of proxy materials, or (3) in person at the Annual Meeting. It is important that you vote your shares whether or not you attend the meeting in person.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:
If your shares are held in “street name” through a broker, bank or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee. You may need to contact your bank or broker to vote.  If your shares are held in “street name” through a broker, bank or other nominee, under certain circumstances the nominee may vote your shares. Brokerage firms have authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The election of directors and the ratification of an accounting firm are routine matters. If you do not provide voting instructions to your brokerage firm, the brokerage firm may either: (1) vote your shares on routine matters, or (2) leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by signing and returning your proxy. This ensures your shares will be voted at the meeting.  When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the Annual Meeting and determining the outcome of the vote on routine matters.

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:
Yes.  If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) delivering to our corporate secretary, prior to or at the Annual Meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.  If you voted by Internet, you may change your vote at any time up until 11:59 p.m., Los Angeles Time, on July 7, 2009, by resubmitting a new Internet vote. Your last Internet vote will be the one, which is used for voting purposes.

Q:	CAN I VOTE MY SHARES IN PERSON?

A:
Yes. The Annual Meeting is open to all holders of our common stock as of the Record Date.  To vote in person, you will need to attend the Annual Meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring a copy of stock certificate(s) together with valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification.

Q:	DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS?

A:	No. Under Delaware law, “dissenters’ rights” are not available in connection with any of the proposals.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:
If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Tix Corporation, Attention: Investor Relations, 12001 Ventura Place, Suite 340, Studio City, California 91604.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:
You may receive more than one set of voting materials, including multiple copies of the notice of Internet availability.  For example, if you hold your shares in more than one brokerage account, you may receive a separate notice for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one notice.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:
Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q.	IS MY VOTE CONFIDENTIAL?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:
Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL I – ELECTION OF DIRECTORS

Our Board currently has five directors, including four independent directors, as defined by the applicable listing requirements of the NASDAQ Stock Market.  The Board proposes that the following six nominees, all of whom currently serve on the Board, except Mr. Marsh, be elected as directors to serve for a term ending on the date of the next annual meeting of stockholders and until their successors are duly elected and qualified.  The Board’s Nomination and Governance Committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

Each of the nominees has consented to serve if elected.  If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.  The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting is required to elect each director.

Name	Age	Position

Mitch Francis	54	Chairman of the Board of Directors, President, Chief Executive Officer

Benjamin Frankel	73	Director

Norman Feirstein	60	Director

Sam Georges	62	Director

Andrew Pells	53	Director

Joseph Marsh	56	Director nominee

The biographies and work experience of each of our nominees for directors is set forth under “Directors, Executive Officers, Promoters and Control Persons” beginning on page 15 of this proxy statement.

Vote Required and Recommendation of Board of Directors

Our Bylaws provide that directors are elected by a plurality of the votes cast by shares entitled to vote at such election of directors. In addition, applicable Securities and Exchange Commission voting requirements hold that stockholders have two voting choices for the election of directors: “FOR” or “WITHHOLD.” You may choose to vote “FOR” or “WITHHOLD” with respect to all of the nominees or any specific nominee(s). Stockholders entitled to vote at the Annual Meeting have the right to cast, in person or proxy, all of the votes to which the stockholder’s shares are entitled for each of the nominees. Under the plurality standard, the only votes that count when director votes are being tabulated are “FOR” votes. “WITHHOLD “ votes have no effect. Thus, a director-nominee could be elected by a single “FOR” vote. Unless otherwise instructed on your signed proxy, your shares will be voted “FOR” the election of both nominees. If you do not vote for a particular nominee, or if your broker does not vote your shares of common stock held in “street name,” or if you withhold authority for one or all nominees, your vote will not count either “FOR” or “AGAINST” the nominee, although it will be counted for purposes of determining whether there is a quorum present at the meeting.

The Board Of Directors Recommends A Vote “For” The Nominees Listed Above.

PROPOSAL II
APPROVAL OF THE TIX 2009 STOCK INCENTIVE PLAN

In May, 2009, the Board adopted the Tix 2009 Equity Incentive Plan (the “2009 Plan”).  Implementation of the 2009 Plan is subject to stockholder approval. A copy of the 2009 Plan is attached as Appendix B to this Proxy Statement.

As of the date of this Proxy Statement, only 110,000 shares of common stock are available for issuance pursuant to new awards under our 2004 Stock Option Plan. Therefore, unless a new compensation plan is implemented and approved, Tix will be very limited in its ability to grant stock compensation under a plan to any current or future employees. Additionally, the 2004 Stock Option Plan only authorizes the award of stock options. The Board believes that expanding the types of stock compensation will provide more flexibility to the Company’s Compensation Committee in structuring compensation arrangements to eligible participants. As a small company with limited financial resources, we rely heavily on stock-based compensation to attract and retain employees and consultants. The Board of Directors believes that approval of the 2009 Plan is necessary to make shares available for the grant of options and other awards to our current and future executive officers, employees and outside consultants.

A summary of the 2009 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2009 Plan.

Summary of the 2009 Plan

The purpose of the 2009 Plan is to (i) encourage selected employees, consultants and advisers to improve operations and increase the profitability of the Company, (ii) encourage selected employees, consultants and advisers to accept or continue employment or association with us, and (iii) increase the interest of selected employees, consultants and advisers in our welfare through participation in the growth in value of our common stock.

The 2009 Plan authorizes the granting of the following types of awards to persons who are employees, officers or directors of the Company or its subsidiaries or who are consultants or advisers to such entities:

•	“Incentive stock options” that are intended to satisfy’ the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

•	“Non-qualified stock options” that are not intended to be incentive options;

•	Shares of common stock that are subject to specified restrictions, or “restricted shares;” and

•	Stock appreciation rights (“SARs”)

Subject to the adjustment provisions of the 2009 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 3,000,000 shares of common stock may be issued under the 2009 Plan and no person shall be granted awards under the 2009 Plan during any twelve-month period that cover more than 250,000 shares of common stock.  As of May 15, 2009, the last reported sales price of our common stock as reported on the NASDAQ Capital Market was $1.75 per share.

The 2009 Plan will be administered by the Compensation Committee of our Board of Directors.  Our Compensation Committee is responsible for selecting the employees, consultants and advisers who will receive awards and is responsible for establishing the terms and conditions of each option award, including the number of shares subject to the option, the exercise price, expiration date and vesting period of the option and whether the option is an incentive stock option or a non-qualified stock option.  Subject to the requirements imposed by the 2009 Plan, the Compensation Committee is also responsible for determining the terms and conditions of (a) each restricted stock grant, including the number of shares granted, the purchase price (if any) and the vesting, transfer and other restrictions imposed on the stock, and (b) SARs which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant or the offering price of the restricted stock.

Under current law, only officers and other employees are entitled to receive incentive stock options.  The exercise price for both incentive stock options and non-qualified stock options may not be less than 100% of the fair market value of the common stock on the date of the grant of the option.  With respect to an option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an incentive stock option may not be less than 110% of the fair market value of the common stock on the date of the grant of the option.

Unless otherwise determined by the Compensation Committee, options granted under the 2009 Plan generally are not transferable except by will or the laws of descent and distribution. Except as otherwise provided in the option agreement, an option ceases to be exercisable ninety days after the termination of the option holder’s employment with us.

The purchase price of common stock acquired under the 2009 Plan is payable by cash or check. In addition, the Compensation Committee has discretion to accept the following types of payment for the stock:

•	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or executive officer;

•
Shares of our common stock already owned by the option or restricted stock holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months; and

•	A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Except as otherwise determined by the Compensation Committee, in the event of a “corporate transaction,” all previously unexercised options will terminate immediately prior to the consummation of the corporate transaction and all restricted stock will be forfeited immediately prior to the consummation of the corporate transaction.  The Compensation Committee, in its discretion, may permit exercise of any options prior to their termination, even if the options would not otherwise have been exercisable, or provide that outstanding options will be assumed or an equivalent option substituted by a successor corporation.  The Compensation Committee may also provide that outstanding options will be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the common stock underlying the options over the exercise price of the options.  The Compensation Committee, in its discretion, may remove any restrictions as to any restricted stock or SAR or provide that all outstanding restricted stock or SARs will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

•	Our liquidation or dissolution;

•	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

•	A sale of all or substantially all of our assets; or

•	A purchase or other acquisition of beneficial ownership of more than 50% of our outstanding capital stock by one person or more than one person acting in concert.

The Board of Directors may at any time amend, discontinue or terminate the 2009 Plan.  With specified exceptions, no amendment, suspension or termination of the plan may adversely affect outstanding options or the terms that are applicable to outstanding restricted stock or SARs.  No amendment or suspension of the 2009 Plan requires stockholder approval unless such approval is required under applicable law or under the rules of the Nasdaq market on which our stock is traded.  Unless terminated earlier by the Board of Directors, the 2009 Plan will terminate automatically on May 27, 2019, which is the tenth anniversary of the date of the 2009 Plan’s adoption by the Board.

Certain Federal Income Tax Consequences

 Non-Qualified Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option if the exercise price is not less than the fair market value of our common stock on the date of the option grant.  However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction.  The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

 Incentive Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount.  If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

 Restricted Stock

Unless a participant makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and Tix will not be allowed a tax deduction, at the time the award is granted.  As and when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock no longer subject to restrictions, and the Company will be entitled to a corresponding tax deduction at that time.

 SARs

The exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise.  The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR.  Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant.  The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of an SAR or restricted share award.  For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).  Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.

 Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers subject to certain exceptions.  The 2009 Plan is designed to comply with an exception from the limitation of Section 162(m) as to options granted under that Plan.

New Plan Benefits

On April 3, 2009, the Company granted to Mitch Francis, our Chief Executive Officer, options to purchase 150,000 shares of common stock under the 2009 Plan.  The options are exercisable at $1.28 per share which was the closing price on April 2, 2009.  The options were granted subject to the approval by the stockholders at the Annual Meeting of the 2009 Stock Incentive Plan.  If the stockholders do not approve the 2009 Plan, the options would be deemed to have been granted outside the 2009 Plan.

Other than the foregoing option grants, the Administrator has not yet selected the employees, officers, directors, consultants and advisers who will receive options or restricted stock or determined the terms and conditions of such awards.

THE BOARD OF DIRECTORS BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO HAVE AVAILABLE FLEXIBILITY IN AWARDING, STOCK COMPENSATION AND MAKING A SUFFICIENT OF SHARES OF STOCK AVAILABLE.  ACCORDINGLY, THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2009 TIX EQUITY INCENTIVE PLAN.

PROPOSAL III — AMENDMENT TO 2004 DIRECTORS STOCK OPTION PLAN

The Board of Directors has proposed an amendment (the “Stock Option Amendment”) to the Company’s 2004 Directors Stock Option Plan (the “Directors Plan”) to increase from 100,000 to 1,000,000 the number of shares of common stock reserved for grant under the Directors Plan (the “Stock Option Amendment”).  The Directors Plan was originally approved by the Board of Directors and by the stockholders on September 22, 2004.  The amendment will be effective upon approval of the Company’s stockholders.

The following summary describes the material features of the Directors Plan.  The summary is qualified in its entirety by reference to the Directors Plan.  Copies of the Directors Plan will be available at the Meeting and may also be obtained by making a written request to the Company.

Purpose

The purpose of the Directors Plan is to promote the growth and development of the Company by providing, through ownership of stock of the Company an incentive to non-employee directors who are in a position to contribute materially to the prospects of the Company.  The Plan seeks to balance participants’ and stockholders interests by providing incentives to the participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

Common Stock Available

Subject to adjustment as described below, the maximum number of shares of Common Stock which as of the date hereof may be awarded under the Directors Plan may not exceed an aggregate of 100,000 shares.  As of March 31, 2009, options to purchase an aggregate of 70,000 shares had been granted under the Directors Plan. On April 3, 2009, options to purchase an additional 100,000 shares were granted. If the stockholders do not approve the Stock Option Amendment, these options would be deemed to have been granted outside the Directors Plan. The Board of Directors has approved an amendment to reserve an additional 900,000 shares of common stock for options granted under the Plan.  The Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger or similar event.

Eligibility

Persons who are eligible to receive stock options granted under the Plan are non-employee directors.

Administration

The authority to control and manage the operation and administration of the Plan is vested in the Board or the Committee appointed by the Board of Directors from time to time which currently is our Compensation Committee (“Committee”).  Members of the Committee serve at the pleasure of the Board of Directors.  The Committee may from time to time determine which directors of the Company and its affiliates may be granted options under the Directors Plan, the terms thereof (including, without limitation determining the times at which the option shall become exercisable), and the number of shares for which an option or options may be granted.  If rights of the Company to repurchase stock are imposed, the Board of Directors or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares or forfeiture restrictions. The Board of Directors or the Committee has the sole authority, in its absolute discretion. to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee are binding on all option holders under the Plan.

Grant and Exercise Of Options

The vesting schedule for any option granted under the Plan will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

Payment of the purchase price is by cash or check, or, at the discretion of the Committee, by delivery of a promissory note or such other consideration as the Committee deems appropriate.

The Committee may, in its discretion, assist any option holder in the exercise of options granted under the Plan, including the satisfaction of any tax arising therefrom by (i) authorizing the extension of loans from the Company, (ii) permitting the option holder to pay the exercise price in installments or (iii) authorizing a guaranty by the Company of a third party loan to the option holder.

Amendment and Termination

The Board of Directors may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board of Directors may deem advisable. Unless terminated by the Board of Directors earlier, the Plan will terminate on September 21, 2014.

As of March 31, 2009, four individuals had been granted options for the purchase of 70,000 shares.

Market Value Of Underlying Securities

On May 15, 2009, the closing price for the Company’s Common Stock on the NASDAQ Capital Market was $1.75.

Options to Existing Directors

The information as to outstanding options is set forth under “DIRECTOR AND EXECUTIVE OFFICER COMPENSATION” — 2004 Directors Option Plan.”

Federal Income Tax Information

Under the terms of the Directors Plan, options may be granted as non-incentive stock options (“NSOs”).  In general, an optionee to whom a NSO is granted recognizes no income at the time of the grant of the option. Upon exercise of a NSO, an optionee recognizes ordinary income and the Company is entitled to a deduction in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The Company’s deduction is conditioned upon its reporting the taxable income amount.

The foregoing summary of the Directors Plan is subject to the provisions of the Plan, a copy of which as proposed to be amended, is attached as Appendix C.

The approval of the Stock Option Amendment requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote. Consequently, any shares not voted on the Stock Option Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Stock Option Amendment.

THE BOARD OF DIRECTORS BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO HAVE STOCK OPTIONS AVAILABLE FOR GRANT TO NON-EMPLOYEE DIRECTORS WHO PROVIDE SERVICES TO THE COMPANY.  IN VIEW OF THE INCREASE IN THE NUMBER OF SUCH PERSONS, THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE STOCK OPTION AMENDMENT.

PROPOSAL IV – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Audit Related Fees:

Weinberg & Company, P.A.  ("Weinberg") was the Company's independent registered public accounting firm for the years ended December 31, 2008, 2007 and 2006.  Services provided to the Company by Weinberg with respect to such periods consisted of the audits of the Company's consolidated financial statements and limited reviews of the condensed consolidated financial statements included in Quarterly Reports on Form 10-Q.  Weinberg also provided audit services with respect to our 2008 Sarbanes-Oxley compliance, acquisition of Magic Arts & Entertainment, LLC, 2007 acquisitions of John’s Tickets and Exhibit Merchandising, LLC to the filing of the Company’s Registration Statement on Form SB-2, and amendments thereto, during 2006.  Charges by Weinberg with respect to these matters aggregated $343,000 $346,000, and $74,000 respectively, for the years ended December 31, 2008, 2007 and 2006.

Tax Fees:

Weinberg did not provide any services to the Company with respect to the preparation of corporate income tax returns or tax planning matters.

All Other Fees:

Weinberg did not provide any services with respect to any matters other than those related to audit and audit-related matters.

Weinberg Representatives at Annual Meeting

We expect that a representative of Weinberg will be present at the Annual Meeting.  They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Meeting.

Vote Required and Recommendation of Board of Directors

Under Delaware law, and pursuant to our Bylaws, the proposal to ratify Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2009, will be approved by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at meeting, represented in person or by proxy.

The Board Of Directors Recommends A Vote “For” The Ratification of Weinberg as our
Independent Registered Public Accountants.

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

As of May 15, 2009, the Company had a total of 32,321,651 shares of common stock issued and outstanding, which is the only issued and outstanding voting equity security of the Company.

The following table sets forth, as of May 15, 2009: (a) the names and addresses of each beneficial owner of more than five percent (5%) of the Company's common stock known to the Company, the number of shares of common stock beneficially owned by each such person, and the percent of the Company's common stock so owned; and (b) the names and addresses of each director, director nominee and executive officer, the number of shares of common stock beneficially owned, and the percentage of the Company's common stock so owned, by each such person, and by all directors and executive officers of the Company as a group.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

			Percent of
	Amount and		Shares of
	Nature of		Common Stock
	Beneficial		Outstanding
Name and Address of Beneficial Owner	Ownership		(2)

Mitch Francis (1)	7,531,199	(3)	22.8%

Kimberly Simon (1)	1,043,552	(4)	2.6%

Matthew Natalizio (1)	340,000	(7)	0.4%

Benjamin Frankel (1)	329,500	(7)	1.0%

Norman Feirstein (1)	455.725	(7)	1.4%

Sam Georges (1)	70,000	(7)	0.2%

Andy Pells (1)	60,000	(7)	0.2%

Joseph Marsh (1)	4,555,063		14.1%

Lee Marshall (1)	1,695,476		5.3%

All directors, director nominees and officers as a group (9 persons)	16,080,415	(5)	46.0%

Iqbal Ashraf (8)	3,750,475	(6)	11.6%

Christopher Maggiore (9)	2,021,151		6.3%

(1)   The address of each such person is c/o the Company, 12001 Ventura Place, Suite 340, Studio City, California 91604.

(2)  The calculation is based on the number of shares of common stock outstanding on February 28, 2008, plus, with respect to each named person, the number of shares of common stock which the stockholder has the right to acquire upon exercise of stock options and warrants exercisable within 60 days of May 15, 2009.

(3)  Includes 3,630,000 shares of common stock owned by Mr. Francis.  Also includes 3,515,000 shares of common stock owned by Mr. Iqbal Ashraf and 235,000 shares of common stock issuable upon exercise of warrants held by Mr. Ashraf, for which voting power has been granted to Mr. Francis.  The amount presented also includes an option to purchase 150,000 of the Company’s common stock.  The balance also excludes 226,000 shares of common stock owned by Sandra Francis, the wife of Mr. Francis, as to which Mr. Francis disclaims beneficial ownership.

(4)  Includes 494,000 shares of common stock owned by Ms. Simon and 550,000 shares of common stock issuable upon exercise of stock options and warrants granted to Ms. Simon.

(5)   Includes 11,120,000 shares of common stock owned by officers and directors and 1,210,000 shares of common stock issuable upon exercise of stock options and warrants granted to officers and directors.  Also includes 3,315,000 shares of common stock owned by Mr. Iqbal Ashraf and 235,000 shares of common stock issuable upon exercise of warrants held by Mr. Ashraf, for which voting power has been granted to Mr. Francis.  Also excludes 255,000 shares of common stock owned by Sandra Francis, the wife of Mr. Francis, as to which Mr. Francis disclaims beneficial ownership.

(6)   Includes 3,515,000 shares of common stock owned by Mr. Ashraf and 235,000 shares of common stock issuable upon exercise of warrants held by Mr. Ashraf.  Voting power with respect to these shares has been granted to Mitch Francis.

(7) Messrs Frankel and Feirstein were each granted options to purchase 25,000 shares of common stock as directors and Messrs Pells and Georges were each granted options to purchase 60,000 shares of the Company’s common stock as a result of their directorships.  Mr. Georges separately purchased 10,000 shares of Tix common stock in the open market.  Mr. Natalizio was granted 340,000 shares as a result of his appointment as Chief Financial Officer.

(8)   The address of this person is 201 S.  Lake Ave., Suite 603, Pasadena, California 91101.

(9)   The address of this person is 6860 Chillingsworth Circle, Canton, Ohio 44718.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH
SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

The following table and text set forth the names and ages of all directors, the director nominee and executive officers of the Company as of May 15, 2009.  The Board of Directors is comprised of only one class.  All of the directors will serve until the next Annual Meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.  There are no family relationships among directors and executive officers.  There are no arrangements or understandings between any two or more of the Company's directors or executive officers.  Except as noted below, there is no arrangement or understanding between any of the Company's directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors, and there are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of the Company's affairs.

As a condition to the Closing, of the Company’s acquisition of Exhibit Merchandising, LLC (EM) the Company entered into a Voting Agreement with Joseph Marsh, a former owner of EM and the director nominee, pursuant to which, for a period of four years, Mr. Marsh granted the Company, through its board of directors, the right to vote all of his shares, including the shares acquired pursuant to the Asset Purchase Agreement.  As of March 31, 2009, such shares total 4,555,000.

On September 11, 2006, Mitch Francis, the President and Chief Executive Officer of the Company, entered into a Voting Agreement (the “Agreement") dated as of July 12, 2006 with Iqbal Ashraf, an individual.  The parties entered into the Agreement in connection with the Company's private equity financing with accredited investors.  Pursuant to the Agreement, Mr. Ashraf agreed to grant voting power to Mr. Francis over 2,000,000 shares of the Company's common stock and 1,000,000 shares of common stock issuable upon exercise of a warrant that Mr. Ashraf holds (the "Voting Shares").  The parties agreed that at each shareholders meeting of the Company at which a vote will take place and in connection with any action by written consent, Mr. Francis will vote the Voting Shares (or execute such written consent) or cause the Voting Shares to be voted (or such consent to be executed).

Also provided herein is a brief description of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

Name	Age	Position(s)

Mitch Francis	54	Chairman of the Board of Directors, President, Chief Executive Officer

Kimberly Simon	41	Chief Operating Officer

Matthew Natalizio	54	Chief Financial Officer

Benjamin Frankel	73	Director

Norman Feirstein	60	Director

Sam Georges	62	Director

Andrew Pells	53	Director

Joseph Marsh	56	Director nominee

None of the Company's directors or executive officers has, during the past five years, (1) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) been convicted in a criminal proceeding or subject to a pending criminal proceeding; (3) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or (4) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission, to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Biographies of Directors and Executive Officers:

Mitch Francis has been the Chairman of the Board of Directors since June 1993, has been Chief Executive Officer and President since the Company's inception in April 1993, and was Chief Financial Officer March 1999 until September 2007.  Prior to founding the Company, Mr. Francis was involved in site acquisition, analysis, architectural design, construction, management and marketing of numerous residential and commercial real estate projects, and has been the general partner of numerous real estate limited partnerships.  Mr. Francis is also the President and principal shareholder of Francis Development Inc., a real estate development company that he founded in 1981.

Kimberly Simon has been employed by the Company for over eleven years.  Ms. Simon started her career with the Company in September 1997 as the general manager of the Company's Las Vegas ride simulator facility.  Effective March 1, 2007, Ms. Simon was promoted to Chief Operating Officer and is responsible for all day-to-day operations.  Prior to joining the Company, Ms. Simon gained managerial experience with several national companies.  Ms. Simon graduated from Northern Illinois University with a Bachelor’s Degree.

Matthew Natalizio has been Chief Financial Officer of the Company since September 2007.  Prior to joining us Mr. Natalizio was the CFO of CytRx Corporation from July 2004 to September 2007 and from November 2002 to December 2003, he was President and General Manager of a privately held furniture manufacturing company.  Prior to that, from January 2000 to October 2002, he was Chief Financial Officer of Qualstar Corporation, a publicly traded designer and manufacturer of data storage devices.  Mr. Natalizio is a CPA and was a Senior Manager at KPMG.  He earned his Bachelor of Arts degree in Economics from the University of California, Los Angeles.

Benjamin Frankel has been a director of the Company since March 17, 1995.  Mr. Frankel is a certified public accountant and was a partner in the accounting firm of Frankel, Lodgen, Lacher, Golditch, Sardi & Howard and its predecessors from 1965 through 2009.  In 2006, Mr. Frankel left his former firm and formed Frankel, LoPresti & Co., an accountancy corporation.

Norman Feirstein has been a director of the Company since March 17, 1995.  Mr. Feirstein practiced law as a sole practitioner from 1978 until July 1993.  Mr. Feirstein currently practices law as the Law Offices of Norman Feirstein.

Sam Georges joined the Company as a director in February 2007.  Mr. Georges is the Chief Executive Officer and President of various entities affiliated with Anthony Robbins, and has worked with Mr. Robbins since 1993.  Mr. Georges also serves as a director of many of the same privately held companies affiliated with Anthony Robbins.

Andrew Pells was elected as a Director of the effective July 2, 2007.  From 1990 to December 2003, Mr. Pells served as an executive of Hotels.com and its predecessors in various management capacities.  From January 1, 2004 to the present, Mr. Pells has an independent consultant to the Internet/Travel Industry.

Joseph Marsh has produced and promoted concerts, theatricals and family shows worldwide for the last 20 years.  Currently Mr. Marsh is an investor in the exhibits of “King Tutankhamen” and  “Diana: a Celebration”, a showcase of the life and works of Diana, Princess of Wales.  Mr. Marsh continues to produce David Copperfield worldwide and is active in the national tour of Lord of the Dance.  Mr. Marsh is currently involved in the production of shows throughout North America including The Magic of David Copperfield, Michael Flatley’s Lord of the Dance, Jesus Christ Superstar, Bob the Builder Live, Mannheim Steamroller and the upcoming tour of 101 Dalmatians! The Musical.  Mr. Marsh is also a partner in the Stonebridge project in Cleveland, Ohio and his management company owns and manages over 200,000 square feet of commercial property, 1,000 acres of developable land and two large housing developments.

Compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended:

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company.  Copies of these filings must be furnished to the Company.

To the Company’s knowledge based solely on its review of the copies of the Section 16(a) reports furnished to the Company and written representations to the Company that no other reports were required, the Company believes that all individual filing requirements applicable to the Company's directors and executive officers complied with Section 16(a) during 2008.

Family Relationships among Directors and Executive Officers:

There were no family relationships among directors and executive officers during the years ended December 31, 2008, 2007 and 2006.

Indebtedness of Directors and Executive Officers:

None of the Company's directors or executive officers or their respective associates or affiliates is indebted to the Company.

Legal Proceedings with Affiliates:

The Company is not involved in any legal proceedings with any director, officer, affiliate or stockholder of the Company.

Code of Ethics:

The Company has adopted a written Code of Ethics that applies to its senior management.  A copy of the Company's Code of Ethics is available on the Company’s website http://www.tixcorp.com or alternatively to any shareholder by addressing a request to the attention of the Secretary of the Company and mailing such request to the Company's corporate offices.  Any amendment to the Code of Ethics or any waiver of the Code of Ethics will be disclosed promptly following the date of such amendment or waiver pursuant to a filing under a Current Report on Form 8-K with the Securities and Exchange Commission.

Selection of Directors:

Selection and Evaluation of Director Candidates.  The Nominations and Governance Committee is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on such nominee’s character, judgment, and business and financial experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to us, functional expertise in areas such as marketing, human resources, operations, finance, and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Committee does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the Board. The Committee identifies nominees by first evaluating the current members of the Board qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decides not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing Board, including, but not limited to, such factors as: employment experience, public interest considerations and the implementation of our strategic plan. Among other things, when examining a specific candidate’s qualifications, the Board considers: the ability to represent our best interests, existing relationships with us, interest in the affairs and our purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business and financial judgment, ability to develop business for us and the ability to work as a member of a team.  The Committee or the Board will consider candidates recommended by stockholders.  Stockholders should provide the information set forth below under “STOCKHOLDER PROPOSALS” and follow the instructions set forth therein.

Meetings and Committees of the Board of Directors:

During the year ended December 31, 2008, the Company’s Board of Directors met on three occasions.  Additional board actions were taken by unanimous written consent.

The Company has a Nomination and Governance Committee of the Board of Directors.  The purpose of the Nomination and Governance Committee of the Board of Directors of Tix Corporation is to assist the Board in discharging its duties relating to corporate governance and the composition and evaluation of the Board.  The members of the Committee are Messrs.  Pells, Feirstein and Georges, none of whom is an employee of the Company.  Mr. Pells serves as the Chairman of the Committee.  Each of the members is an “independent director” under the NASDAQ and Exchange Act rules.  The Committee has approved the current slate of directors, including Mr. Marsh as a new member.  Mr. Marsh was recommended by our Chief Executive Officer.  A copy of the charter of the Committee is available on our website at www.tixcorp.com under “Corporate Governance.”

The Compensation Committee of the Board of Directors consists of three directors of the Company, Andy Pells, Norman Feirstein and Sam Georges, none of whom is an employee of the Company.  Mr. Feirstein serves as the Chairman of the Committee.  The Compensation Committee reviews the performance of the executive officers of the Company and reviews the compensation programs and agreements for key employees, including salary and bonus levels.  Each of the members is an “independent director” under the NASDAQ rules.  A copy of the charter of the Committee is available on our website at www.tixcorp.com under “Corporate Governance.”

The Audit Committee of the Board of Directors consists of Andy Pells, Norman Feirstein and Sam Georges, none of whom is an employee of the Company.  Mr. Georges serves as the Chairman of the Committee.  The audit committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of non-audit services, the fees to be paid to the independent public accountants, the performance of the independent public accountants, and the accounting practices of the Company.  Each of the members is an “independent director” under the NASDAQ rules.  The Board of Directors has determined that Mr. Georges is an audit committee financial expert as that term is defined in Item 407(d)(5) of the Exchange Act.  A copy of the charter of the Committee is available on our website at www.tixcorp.com under “Corporate Governance.”

Board and Committee Meetings and Attendance

With respect to the fiscal year ended December 31, 2008, there were 8 meetings of our Board, 4 meetings of our Audit Committee, 4 meetings of our Compensation Committee, and 4 meetings of our Nominating Committee.  For that fiscal year, each of our directors has attended 75% or more of the aggregate number of meetings of the Board, and the committee(s) of the Board on which he or she serves.

Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves, and all scheduled meetings of stockholders of the Company. All of our current directors are expected to attend the Annual Meeting.

Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Tix Corporation, 12001 Ventura Place, Suite 340, Studio City, California 91604.  Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Report of the Audit Committee

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent we specifically incorporate it by reference therein.

The audit committee of the board of directors has:

•	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2008 with management;

•
discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with Weinberg & Company, P.A. matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the consolidated financial statements audited by Weinberg for the fiscal year ended December 31, 2008 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee of the Board of Directors
Sam Georges, Chairman
Norman Feirstein
Andy Pells

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Overview of Executive Compensation Program

The Compensation Committee of our board of directors has responsibility for establishing, implementing and monitoring our executive compensation program philosophy and practices.  The Compensation Committee seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive.  Generally, the types of compensation and benefits provided to the named executive officers are similar to those provided to our other officers.

Throughout this Proxy Statement, the individuals included in the Summary Compensation Table are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The components of our executive compensation consist of salary, annual cash bonuses awarded based on the Compensation Committee’s subjective assessment of each individual executive’s job performance during the past year, stock option grants to provide executives with longer-term incentives, and occasional special compensation awards (either cash or stock options) to reward extraordinary efforts or results.

The Compensation Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to an individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our Company.  The Compensation Committee uses annual and other periodic cash bonuses to reward an officer’s achievement of specific goals and employee stock options as a retention tool and as a means to align the executive’s long-term interests with those of our stockholders, with the ultimate objective of improving stockholder value.  The Compensation Committee evaluates both performance and compensation to maintain our company’s ability to attract and retain excellent employees in key positions and to assure that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of comparable companies.  To that end, the Compensation Committee believes executive compensation packages provided by us to our named executive officers should include both cash compensation and stock options.

Because of the size of our Company, the small number of executive officers in our Company, and our company’s financial priorities, the Compensation Committee has decided not to implement or offer any pension benefits, deferred compensation plans, or other similar plans for our named executive officers.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to all of our officers.  Decisions regarding the non-equity compensation of our other officers are made by our President and Chief Executive Officer.

The Compensation Committee and the President and Chief Executive Officer annually review the performance of each named executive officer (other than the President and Chief Executive Officer, whose performance is reviewed only by the Compensation Committee).  The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee.  The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

Based on the foregoing objectives, the Compensation Committee has structured the Company’s annual cash and incentive-based cash and non-cash executive compensation to seek to motivate our named executives to achieve the business goals set by the Company, to reward the executives for achieving such goals, and to retain the executives.  In doing so, the Compensation Committee historically has not employed outside compensation consultants.  The Compensation Committee utilizes data to set compensation for our executive officers at levels targeted at or around a range of compensation amounts provided to executives at comparable companies considering, for each individual, their individual experience level related to their position with us.  There is no pre-established policy or target for the allocation between either cash and non-cash incentive compensation.

2008 Executive Compensation Components

For 2008, the principal components of compensation for the named executive officers were:

•	base salary;

•	annual bonuses; and

•	equity incentive compensation.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the year.  Base salary ranges for the named executive officers are determined for each named executive officer based on his position and responsibility.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	the negotiated terms of each executive employment agreement;

•	internal review of the executive’s compensation, both individually and relative to other named executive officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of the company’s performance review process, as well as upon a change in job responsibility.  Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual’s performance.  Base salaries for the named executive officers in 2008 were increased from the base salaries in effect during the prior year by amounts ranging from 3% for our prior to 8%.  The salaries and other terms of employment of Matthew Natalizio, our Chief Financial Officer, and Mitch Francis our Chief Executive Officer, are in the process of being negotiated with our compensation committee.

Annual and Special Bonuses

The Compensation Committee has not established an incentive compensation program with fixed performance targets.  Because we do not generate significant profits, the Compensation Committee bases its discretionary compensation awards on the achievement of milestones, and effective fund-raising efforts, and effective management of personnel and capital resources, among other criteria.  During 2008, there were no bonuses paid to management.

Equity Incentive Compensation

As indicated above, the Compensation Committee also aims to encourage the company’s executive officers to focus on long-term company performance by allocating to them stock options that vest over a period of several years.  In 2007, the Compensation Committee granted to Ms. Simon a nonqualified option to purchase 300,000 shares of our common stock at a price of $7.00 per share, which equaled the closing market price on the date of grant.  The option vests annually over three years, provided that Mr. Simon continues in our employ.  In addition, in connection with the hiring of Matthew Natalizio as Chief Financial Officer, and our other named executive officers, the Compensation Committee also granted stock options to those named executive officers.  All of these other stock options had an exercise price equal to the closing market price on the date of grant, and also vest monthly over three years, provided that such executives remain in our employ through such monthly vesting periods.

Retirement Plans, Perquisites and Other Personal Benefits

We have adopted a tax-qualified employee savings and retirement plan, the 401(k) Plan, for eligible United States employees, including our named executive officers.  Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) Plan, subject to the statutorily prescribed annual limit.  We may make matching contributions on behalf of all participants in the 401(k) Plan in an amount determined by our board of directors.  Matching and profit sharing contributions, if any, are subject to a vesting schedule; all other contributions are at all times fully vested.  We intend the 401(k) Plan, and the accompanying trust, to qualify under Sections 401(k) and 501 of the Internal Revenue Code so that contributions by employees to the 401(k) Plan, and income earned (if any) on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that we will be able to deduct our contributions, if any, when made.  The trustee under the 401(k) Plan, at the direction of each participant, may invest the assets of the 401(k) Plan in any of a number of investment options.

We do not provide any of our executive officers with any other perquisites or personal benefits, other than benefits that we offer Mr. Francis and Ms. Simon provided for in their employment agreements.  As required by Mr. Francis’ employment agreement, during 2008 we paid insurance premiums with respect to life insurance policies for Mr. Francis which had a face value of approximately $5.0 million as of December 31, 2008 and under which Mr. Francis’ designee is the beneficiary.  In addition Mr. Francis receives a car allowance, car insurance, tax preparation, long-term disability and health insurance for his spouse.  As required by Ms. Simon’s employment agreement, during 2008 we paid a car allowance, car insurance, and medical insurance premiums.

Ownership Guidelines

The Compensation Committee has no requirement that each named executive officer maintain a minimum ownership interest in our company.  Our long-term incentive compensation consists solely of periodic grants of stock options to our named executive officers.  The stock option program:

•	links the creation of stockholder value with executive compensation;

•	provides increased equity ownership by executives;

•	functions as a retention tool, because of the vesting features included in all options granted by the Compensation Committee; and

•	maintains competitive levels of total compensation.

We normally grant stock options to new executive officers when they join our company based upon their position with us and their relevant prior experience.  The options granted by the Compensation Committee generally vest annually over the first three years of the ten-year option term.  Vesting and exercise rights cease upon termination of employment (or, in the case of exercise rights, 90 days thereafter), except in the case of death (subject to a one-year limitation), disability or retirement.  Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.  In addition to the initial option grants, our Compensation Committee may grant additional options to retain our executives and reward, or provide incentive for, the achievement of corporate goals and strong individual performance.  Options are granted based on a combination of individual contributions to our company and on general corporate achievements, which may include the attainment of product development milestones and attaining other annual corporate goals and objectives.  On an annual basis, the Compensation Committee assesses the appropriate individual and corporate goals for our new executives and provides additional option grants based upon the achievement by the new executives of both individual and corporate goals.  We expect that we will continue to provide new employees with initial option grants in the future to provide long-term compensation incentives and will continue to rely on performance-based and retention grants to provide additional incentives for current employees.  Additionally, in the future, the Compensation Committee may consider awarding additional or alternative forms of equity incentives, such as grants of restricted stock, restricted stock units and other performance-based awards.

It is our policy to award stock options at an exercise price equal to The NASDAQ Capital Market’s closing price of our common stock on the date of the grant.  In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the common stock on the grant date.  The Compensation Committee has never granted options with an exercise price that is less than the closing price of our common stock on the grant date, nor has it granted options which are priced on a date other than the grant date.  For purposes of determining the exercise price of stock options, the grant date is deemed to be the first day of employment for newly hired employees, or the date on which the Compensation Committee or the Chief Executive Officer, as applicable, approves the stock option grant to existing employees.

We have no program, practice or plan to grant stock options to our executive officers, including new executive officers, in coordination with the release of material nonpublic information.  We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation to our executive officers, and we have no plan to do so.  We have no policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial goals.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that corporations may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  We believe that compensation paid to our executive officers generally is fully deductible for federal income tax purposes.

Accounting for Share-Based Compensation

Beginning on January 1, 2006, we began accounting for share-based compensation in accordance with the requirements of FASB Statement 123(R), Share-Based Payment.  This accounting treatment has not significantly affected our compensation decisions.  The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of the company’s compensation policy.

Compensation Committee Report

The compensation committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the Board that the compensation Discussion and Analysis be included in the Proxy Statement.

By the Committee:

Norman Feirstein, Chairman
Andy Pells
Sam Georges

The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

There are no “interlocks,” as defined by the SEC, with respect to any member of the Compensation Committee.  Messrs.  Feirstein, Georges, and Pells served as all of the members of the Compensation Committee during 2008.

The following table and text sets forth information with respect to the compensation paid to the Company’s senior executive officers during the years ended December 31, 2008, 2007 and 2006.  Except as listed below, there are no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to the named executive officers.

SUMMARY COMPENSATION TABLE

	Year
	Ended	Base		Stock		Option		Other		Total
	December	Salary	Bonus	Awards		Awards		Compensation		Compensation
Name and Principal Position	31	$	$	$		$		$		$
Mitch Francis (1)	2008	297,000	-	37,000	(2)	-		54,000	(3)	388,000
Chief Executive Officer,	2007	297,000	-	37,000	(2)	-		39,000	(3)	373,000
Chairman of the Board	2006	275,000	-	253,000	(2)	-		72,000		600,000

Kimberly Simon	2008	243,000	-	11,000	(5)	844,000	(4)	17,000	(7)	1,115,000
Chief Operating Officer	2007	225,000	21,000	11,000	(5)	135,000	(4)	10,000	(7)	402,000
	2006	109,000	15,000	131,000	(5)	120,000	(6)	9,000		384,000

Matthew Natalizio	2008	215,000	-	-		541,000	(8)	-		756,000
Chief Financial Officer	2007	62,000	-	-		383,000	(8)	-		445,000

Lee Marshall	2008 (9)	250,000	102,000	-		-		-		352,000
Co-CEO Tix Productions (TPI)

Steve Boulay	2008(10)	149,000	-	-		-		3,000	(10)	152,000
Vice President, Marketing (TPI)

John Ballard	2008(10)	149,000	-	-		-		4,000	(10)	153,000
President, Tix Productions (TPI)

(1)           Compensation to Mr. Francis was paid to Francis Development Inc., a company founded and controlled by Mr. Francis, for the six months ended June 30, 2006.  Beginning July 1, 2006, compensation to Mr. Francis has been paid to him directly.

(2)           During March 2006, the Company issued 500,000 shares of common stock pursuant to a new three-year employment agreement with Mr. Francis.  The 500,000 shares of common stock had a fair market value on the date of issuance of $110,000 ($0.22 per share), which was charged to operations as general and administrative expense over the three-year period commencing March 1, 2006.  At December 31, 2008, 472,223 of these shares of common stock had vested and were recorded at their approximate fair market value.  During the years ended December 31, 2008, 2007 and 2006 the Company recorded $37,000, $37,000 and $31,000, respectively, which was charged to operations as general and administrative expense.

On September 28, 2006, the Company issued 200,000 shares of common stock to Mr. Francis, as a bonus for services rendered.  The shares of common stock were recorded at their fair market value on the date of issuance of $222,000 ($1.11 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2006.

(3)           In 2008 this amount includes $8,000 of disability insurance premiums, $17,000 of automobile expense, $11,000 of life insurance premiums, $4,000 for personal tax consultation paid to or on behalf of Mr. Francis, and $11,000 of company 401(K) matching funds.  In 2007 this amount includes $11,000 of disability insurance premiums, $18,000 of automobile expense, $7,000 of life insurance premiums and $4,000 for personal tax consultation paid to or on behalf of Mr. Francis.

(4)           On September 27, 2007, the Company entered into a written employment agreement with Kimberly Simon, in conjunction with the agreement the Compensation Committee of the Company’s board of directors granted Ms. Simon a ten-year, nonqualified stock option to purchase 300,000 shares of our common stock at a price of $7.00 per share.  The options vest in three installments of 100,000 shares each on September 1, 2008, 2009 and 2010, subject to Ms. Simon remaining in the continuous employ of the Company through such vesting dates.  Upon termination of Ms. Simon’s employment agreement for any reason other than “cause” (as defined), any options not previously vested will immediately vest and be exercisable for a period of one year from the date of termination.  The amount charged to operations as general and administrative expense during the years ended December 31, 2008 and 2007 was $518,000 and $135,000, respectively.  During May 2008 , Ms. Simon exercised 50,000 warrants which resulted in compensation of $326,000.

(5)           On March 13, 2006, the Company issued 50,000 shares of common stock to Ms. Simon, as a bonus for services rendered.  The shares of common stock were recorded at their fair market value on the date of issuance of $11,000 ($0.22 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2006.

On March 13, 2006, the Company issued 150,000 shares of common stock to Ms. Simon.  The shares of common stock are subject to pro rata forfeiture over a three-year period if Ms. Simon ceases to be employed by the Company.  The 150,000 shares of common stock had a fair market value on the date of issuance of $33,000 ($0.22 per share), which is being charged to operations as a general and administrative expense over the three-year period commencing March 13, 2006.  At December 31, 2008, 139,583 of these shares of common stock had vested and were recorded at their approximate fair market value.  During the years ended December 31, 2008, 2007 and 2006, the Company recorded $11,000, $11,000 and $9,000 respectively, which was charged to operations as general and administrative expense.

On September 28, 2006, the Company issued 100,000 shares of common stock to Ms. Simon, as a bonus for services rendered.  The shares of common stock were recorded at their fair market value on the date of issuance of $111,000 ($1.11 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2006.

(6)   On January 18, 2006, the Company entered into an agreement with Ms. Simon that provides for her to receive a bonus in the form of a warrant for 100,000 shares of common stock, exercisable for a period of five years at $0.36 per share (the fair market value on the date of the agreement), that vests only in the event that the gross number of tickets sold in 2006 is at least equal to 125% of the gross number of tickets sold in 2009.  As of June 30, 2006, the Company had determined that such vesting milestone had been met.  Accordingly, the fair value of such warrant of $70,000, calculated pursuant to the Black-Scholes option-pricing model, was charged to operations as general and administrative expense during the remainder of the year ended December 31, 2006.

On April 19, 2006, the Company extended the expiration date of a stock option to purchase 150,000 shares of common stock held by Ms. Simon.  The expiration date was extended from June 5, 2006 to June 5, 2009.  The fair value of such stock option of $49,500, as calculated pursuant to the Black-Scholes option-pricing model, was credited to additional paid-in capital and was charged to operations as general and administrative expense during the year ended December 31, 2006.

(7)  For 2008 this amount includes $7,000 of automobile expense, $2,000 of medical insurance premiums and $8,000 of Company 401(k) matching funds.  For 2007 this amount includes $7,000 of automobile expense, $2,000 of medical insurance premiums and $1,000 for personal tax consultation paid to or on behalf of Ms. Simon.

(8) In conjunction with his employment agreement, in September 2007, Mr. Natalizio was granted a ten-year, nonqualified option to purchase 340,000 shares of our common stock at a price of $7.00 per share, which equaled the closing market price of our common stock on the date Mr. Natalizio commenced service.  The first 40,000 options vested immediately and the remaining 300,000 stock options vest annually over a three-year period, provided that Mr. Natalizio remains in our employ.  During the years ended December 31, 2008 and 2007 the Company recorded $541,000 and $383,000, respectively, which was charged to operations as general and administrative expense.

(9)  In conjunction with the completion of the Merger with Magic Arts and Entertainment, we entered into an employment agreement with Lee D.  Marshall, a founder of Magic, under which he will serve as the Co-Chief Executive Officer of TPI.  The employment agreement commenced on February 29, 2008 and will expire on February 28, 2011, unless sooner terminated in accordance with the applicable provisions of the employment agreement.  Under the employment agreements, Mr. Marshall is entitled to an annual salary of $300,000 that will increase by $25,000 each year during the term of the agreement.  Mr. Marshall also is eligible to receive annual bonuses based upon TPI exceeding performance milestones specified in his employment agreement.  For 2008, the Company recorded $102,000 which was charged to operations as general and administrative expense.

(10) In conjunction with the completion of the Merger with NewSpace Entertainment, we entered into written employment agreements with John Ballard and Steve Boulay, pursuant to which they serve as Chief Operating Officer and Vice President - Marketing, respectively, at TPI.  The term of each of the employment agreements commenced on March 11, 2008, and will expire on the third anniversary of such date, unless sooner terminated in accordance with applicable provisions of the employment agreements.

Mr. Ballard and Mr. Boulay are entitled under their respective employment agreements to an annual salary of $185,000.  Each of Messrs.  Ballard and Boulay are entitled to increases in their annual salaries of at least 3% per annum.  For 2008 the salary amount represents salary from March 11, 2008 through December 31, 2008.  Other compensation represents the Company’s 401(K) contribution match.

Stock Option and Warrant Grants:

The following table sets forth information as of December 31, 2008 concerning unexercised options and warrants, unvested stock and equity incentive plan awards for the executive officers named in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT YEAR ENDED DECEMBER 31, 2008

Option and Warrant Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options and Warrants (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options and Warrants (#)	Option and Warrant Exercise Price ($)	Option and Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mitch Francis						27,777	59,721	-	-
Chief Executive Officer
Kimberly Simon	100,000	200,000		7.00	9-27-2017	-	-	-	-
Chief Operating Officer	150,000	-	-	0.15	6-05-2009	10,417	22,397	-	-
	100,000	-	-	0.36	2-27-2012	-	-	-	-

Matthew Natalizio	140,000	200,000	-	7.00	9-10-2017	-	-	-	-
Chief Financial Officer

Option and Warrant Exercises and Stock Vested

The following table provides information regarding exercise of stock options and warrants by each of our named executive officers during 2008:

2008 Exercises of Plan-Based Awards

Number of
	Shares Acquired	Value Realized
Name	on Exercise	On Exercise ($)(1)
Mitch Francis	-	$-
Chief Executive Officer,
Chairman of the Board

Kimberly Simon (1)
Chief Operating Officer	50,000	$242,000

Matthew Natalizio	-	$-
Chief Financial Officer

Lee Marshall	-	$-
Co-CEO Tix Productions

Steve Boulay	-	$-
President, NewSpace Entertainment

John Ballard	-	$-
President, Tix Productions

1.	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise of warrants.

Quantification of Termination Payments and Benefits

The table below reflects the amount of compensation to each of our named executive officers in the event of termination of such executive’s employment without “cause” or his resignation for “good reason,” termination following a change in control and termination upon the executive’s death of permanent disability.  The named executive officers are not entitled to any payments other than accrued compensation and benefits in the event of their voluntary resignation.  The amounts shown in the table below assume that such termination was effective as of December 31, 2008, and thus includes amounts earned through such time, and are estimates only of the amounts that would be payable to the executives.  The actual amounts to be paid will be determined upon the occurrence of the events indicated.

Termination Payments and Benefits

Temination w/o Cause or for Good Reason

		Before Change in	After Change in			Change in
Name	Benefit	Control ($)	Control ($)	Death ($)	Disability ($)	Control ($)
Mitch Francis (1)	Severance Payment (4)	939,000	1,485,000	-	-	-
Chief Executive Officer,	Health Insurance (2)	-	7,000	-	-	-
Chairman of the Board	Life Insurance (2)	-	18,000	-	-	-
	Disability Insurance (2)	-	12,000	-	-	-
	Automobile (3)	52,000	-	-	-	-
	Tax Preparation (3)	12,000	-	-	-	-

Kimberly Simon	Severance Payment (4)	445,000	1,215,000	-	-	-
Chief Operating Officer	Stock Options (5)	-	-	-	-	289,500
	Health Insurance (2)	-	3,000	-	-	-
	Automobile (3)	11,000	-	-	-	-
	Tax Preparation (3)	7,000	-	-	-	-

Matthew Natalizio	Severance Payment (6)	107,500	107,500	-	-	-
Chief Financial Officer

Lee Marshall	Severance Payment (6)	150,000	150,000	-	-	-
Co-CEO Tix Productions

Steve Boulay	Severance Payment (6)	92,500	92,500	-	-	-
President, NewSpace Entertainment

John Ballard	Severance Payment (6)	92,500	92,500	-	-	-
President, Tix Productions

(1)           The employment contract with Mitch Francis ended February 28, 2009.  The amounts included in this table assume the contract is renewed for an additional three-year period under similar terms and condition.

(2)           Represents the cost as of December 31, 2008 for a period of eighteen months.

(3)           Represents the cost as of December 31, 2008 for the remaining term of the employment agreement.  For Mitch Francis see (1) above regarding the term used to compute these benefits.  For Kimberly Simon the contract term ends August 31, 2010.

(4)           The Severance Payment in the Before Change in Control column represents salary paid through the end of the employment contract term.  For Mitch Francis see (1) above regarding the term used to compute this amount.  For Kimberly Simon the contract term ends August 31, 2010.  The Severance Payment in the After Change in Control Payment column represents five times the annual base salary as of December 31, 2008, and is a lump sum payment no later than 30 days after employee’s date of termination.

(5)           Represents the aggregate value of stock options that vest and become exercisable immediately upon the triggering event, as if such event took place on December 31, 2008.  The amount was determined as the aggregate difference between the stock price as of December 31, 2008 and the exercise price of the underlying options.

(6)           Amount is paid over a six-month period in accordance with the Company's normal payroll practices.

Directors Compensation:

Beginning in July 2008, members of the Board of Directors who are not employees of the Company receive $25,000 annually and reimbursement for any expenses incurred in attending the meetings.  Also, the Chairman of the Audit Committee receives an additional $10,000 annually.  Further, Messrs. Pells and Georges receive 25,000 options annually.  Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors.  The non-employee directors are eligible to participate in the 2004 Directors Option Plan.

Prior to July 2008, members of the Board of Directors who were not employees of the Company received $2,000 for each meeting they attended of the Board of Directors, and reimbursement for any expenses incurred in attending the meetings.

On March 13, 2006, the Company issued 150,000 shares of common stock to Benjamin Frankel and 150,000 shares of common stock to Norman Feirstein for services.  The shares of common stock were recorded at their fair market value on the date of issuance of $66,000 ($0.22 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2006.

On September 28, 2006, the Company issued 40,000 shares of common stock to Benjamin Frankel and 40,000 shares of common stock to Norman Feirstein for services.  The shares of common stock were recorded at their fair market value on the date of issuance of $89,000 ($1.11 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2006.

Commencing for the quarter ending June 30, 2009, Norman Feirstein will receive an additional $1,500 per quarter for his role as secretary of the board of directors.

DIRECTOR COMPENSATION TABLE

Name and Principal Position	Year	Stock Awards ($)	All Other Compensation ($)(1)(2)(3)	Total ($)
Andrew Pells	2008	-	55,500	55,500
Sam Georges	2008	-	58,000	58,000
Benjamin Frankel – Director	2008	-	12,500	12,500
Norman Feirstein – Director	2008	-	12,500	12,500
Andrew Pells	2007	-	48,000	48,000
Sam Georges	2007	-	48,000	48,000
Benjamin Frankel – Director	2007	-	8,000	8,000
Norman Feirstein – Director	2007	-	8,000	8,000
Benjamin Frankel – Director	2006	77,400	4,000	81,400
Norman Feirstein – Director	2006	77,400	4,000	81,400

(1)           During the year ended December 31, 2008, the Company’s Board of Directors met on three occasions. Messrs. Frankel, Feirstein, Georges and Pells attended all three meetings. Directors received $2,000 per each meeting until July 2008, when their compensation was increased to $6,250 per quarter. In addition Sam Georges receives an additional $2,500 per quarter for chairing the audit committee. Andrew Pells and Sam Georges each received options to purchase 25,000 shares of our common stock, and management estimated the option value to be $43,000 using the Black-Scholes Model.
(2)          During the year ended December 31, 2007, the Company’s Board of Directors met on four occasions.  Messrs.  Frankel, Feirstein, and Georges attended all four meetings and received $2,000 for each meeting they attended.  Mr. Pells attended one meeting and received $2,000 for his attendance and participation.  During the year ended December 31, 2007 Messrs.  Pells and Georges each received options to purchase 10,000 shares of our common stock.  The stock options granted to Messrs.  Pells and Georges had estimated value, using the Black-Scholes Model, of $46,000 and $40,000, respectively.
(3)           During the year ended December 31, 2006, the Company’s Board of Directors met on two occasions.  Mr. Frankel and Mr. Feirstein received $2,000 for each meeting they attended.

Long-Term Incentive Plans:

2004 Option Plan:

On March 3, 2009, the Company adopted the 2004 Stock Option Plan (the “2004 Option Plan”) for officers and employees of the Company or its subsidiaries.  The 2004 Option Plan was approved pursuant to a Joint Written Consent of the Board of Directors and Majority Stockholders of the Company dated September 22, 2004.  The 2004 Option Plan authorized the granting of incentive stock options and non-qualified stock options to purchase an aggregate of not more than 960,000 shares of the Company’s common stock.  The 2004 Option Plan provided that options granted would generally be exercisable at any time during a ten-year period (five years for a stockholder owning in excess of 10% of the Company’s common stock) and vest one-third in each of the three years following the grant, unless otherwise provided by the plan administrator.  The exercise price for non-qualified stock options would not be less than the par value of the Company’s common stock.  The exercise price for incentive stock options would not be less than 100% of the fair market value of the Company’s common stock on the date of grant (110% of the fair market value of the Company’s common stock on the date of grant for a stockholder owning in excess of 10% of the Company’s common stock).  No option may be exercised during the first six months of its term except in the case of death.

During the year ended December 31, 2008, the Company issued options to purchase 25,000 shares of common stock under the 2004 Option Plan.  During the year ended December 31, 2007, the Company issued options to purchase 507,000 shares of common stock under the 2004 Option Plan.  The Company issued 300,000 options under the 2004 Option Plan in 2006.

On November 6, 2006, the Company issued options to purchase 300,000 shares of common stock under the 2004 Option Plan, to its newly hired director of business development, Craig Stein.  On each of the first three-year anniversary dates of his employment, as long as Mr. Stein remains an employee of the Company, 100,000 shares will vest.  Exercise prices are, $4.00, $3.00 and $2.02 for 2009, 2008 and 2007 respectively.  The approximate fair value of such options, calculated pursuant to the Black-Scholes option-pricing model, was $906,000.  The Company will amortize the fair value of such options over 36 months, and as a result, $302,000 and $50,000 were charged to operations as general and administrative expenses during the years ended December 31, 2007 and 2006, respectively.  Mr. Stein terminated his employment affective March 6, 2009.

As of December 31, 2008, options to purchase 803,000 shares of common stock were reserved for issuance under the 2004 Option Plan.

2004 Directors Option Plan:

On March 3, 2009, the Company adopted the Directors Stock Option Plan (the “2004 Directors Option Plan”) for non-employee directors of the Company.  The 2004 Directors Option Plan was approved pursuant to a Joint Written Consent of the Board of Directors and Majority Stockholders of the Company dated September 22, 2004.  The 2004 Directors Option Plan authorized the granting of non-qualified stock options to purchase an aggregate of not more than 100,000 shares of the Company’s common stock.  The 2004 Directors Option Plan provided that options granted would be exercisable for a period not to exceed ten years and would vest on a cumulative basis as to one-third of the total number of shares covered thereby at any time after one year from the date the option was granted and an additional one-third of such total number of shares at any time after the end of each consecutive one-year period thereafter until the option had become exercisable as to all of such total number of shares.  The exercise price for non-qualified stock options would be the fair value of the Company’s common stock at the date of the grant.  No option may be exercised during the first six months of its term except in the case of death.  During 2008, the Company’s board of directors granted 25,000 options each to Messrs.  Pells and Georges.  The value of the options granted to Messrs.  Pells and Georges, in 2008, as calculated using the Black Scholes Model, to Messrs Pells and Georges were $43,000 each, respectively.  During 2007, the Company’s board of directors granted 10,000 options to purchase our common stock to each of Messrs.  Pells and Georges in conjunction with them becoming directors of Tix Corporation.  The value of the options granted, as calculated using the Black Scholes Model, to Messrs Pells and Georges were $46,000 and $40,000, respectively.  Prior to the above issuance the Company had not granted any options under the Directors’ Plan.

Issuance of Non-Plan Stock Options, Warrants and Common Stock to Officers:

Matthew Natalizio:

On September 10, 2007, in conjunction with his employment agreement, the Compensation Committee of the Company’s board of directors granted Mr. Natalizio a ten-year, nonqualified stock option to purchase 340,000 shares of our common stock at a price of $7.00 per share.  Under the terms of his employment 40,000 options vested immediately and the remaining options will vest in three installments of 100,000 shares each on September 10, 2008, 2009 and 2010, subject to Mr. Natalizio remaining in the continuous employ of the Company through such vesting dates.

Kimberly Simon:

On March 13, 2006, the Company issued 50,000 shares of common stock to Ms. Simon, its Chief Operating Officer, as a bonus for services rendered.  The shares of common stock were recorded at their fair market value on the date of issuance of $11,000 ($0.22 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2006.

On March 13, 2006, the Company issued 150,000 shares of common stock to Ms. Simon.  The shares of common stock are subject to pro rata forfeiture over a three-year period if Ms. Simon ceases to be employed by the Company.  The 150,000 shares of common stock had a fair market value on the date of issuance of $33,000 ($0.22 per share), which is being charged to operations as general and administrative expense over the three-year period commencing March 13, 2006.  At December 31, 2006, 39,583 shares of common stock had vested and were recorded at their approximate fair market value of $8,708, which was charged to operations as general and administrative expense during the year ended December 31, 2006.

On April 19, 2006, the Company extended the expiration date of a stock option to purchase 150,000 shares of common stock held by Ms. Simon.  The expiration date was extended from June 5, 2006 to June 5, 2009.  The fair value of such stock option of $49,500, as calculated pursuant to the Black-Scholes option-pricing model, was credited to additional paid-in capital and was charged to operations as general and administrative expense during the year ended December 31, 2006.

On September 28, 2006, the Company issued 100,000 shares of common stock to Ms. Simon, as a bonus for services rendered.  The shares of common stock were recorded at their fair market value on the date of issuance of $111,000 ($1.11 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2006.

On January 18, 2006, the Company entered into an agreement with Ms. Simon, its Chief Operating Officer, that provides for her to receive a bonus in the form of a warrant for 100,000 shares of common stock, exercisable for a period of five years at $0.36 per share (the fair market value on the date of the agreement), that vests only in the event that the gross number of tickets sold in 2006 is at least equal to 125% of the gross number of tickets sold in 2009.  As of June 30, 2006, the Company had determined that such vesting milestone had been met.  Accordingly, the fair value of such warrant of $70,000, calculated pursuant to the Black-Scholes option-pricing model, was charged to operations as general and administrative expense over the remainder of the year ended December 31, 2006.

Mitch Francis:

During March 2006, the Company issued 500,000 shares of common stock pursuant to a new three-year employment agreement with Mr. Francis.  The 500,000 shares of common stock had a fair market value on the date of issuance of $110,000 ($0.22 per share), which is being charged to operations as general and administrative expense over the three-year period commencing March 1, 2006.  At December 31, 2006, 138,889 shares of common stock had vested and were recorded at their approximate fair market value of $30,556, which was charged to operations as general and administrative expense during the year ended December 31, 2006.

On September 28, 2006, the Company issued 200,000 shares of common stock to Mr. Francis, as a bonus for services rendered.  The shares of common stock were recorded at their fair market value on the date of issuance of $222,000 ($1.11 per share) and were charged to operations as general and administrative expense during the year ended December 31, 2007 and 2006, respectively.

A summary of stock options and warrants issued to officers, directors and employees as of December 31, 2008 is presented below:

	Stock Option and Warrant Value Table
	Number of Shares of Common Stock Underlying Stock Options and Warrants			Value of Unexercised in-the-Money Stock Options and Warrants at Fiscal Year-End (1)
Name	Unvested	Vested	Weighted Average Exercise Price	Unvested	Vested
Option Plans:

Directors	-	70,000	$3.51	$-	$-

Kimberly Simon	200,000	100,000	$7.00	$-	$-

Craig Stein	100,000	100,000	$3.50	$-	$-

Curt Bechdel	50,000	50,000	$7.20	$-	$-

Richard Kam	25,000	-	$4.70	$-	$-

Employees	52,000	26,000	6.85	$-	$-

Non-Plan Stock Options and Warrants:

Kimberly Simon:
Stock Options		150,000	$0.22	$-	$289,500
Warrants		100,000	$0.36	$-	$179,000

Matthew Natalizio:
Stock Options	200,000	140,000	$7.00	$-	$-

(1) The dollar values are calculated by determining the difference between the weighted average exercise price of the stock options and warrants and the market price for the common stock of $2.15 per share at December 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

During 2007, Benjamin Frankel, a director of the Company, was a principal in Frankel, LoPresti & Co., an accountancy corporation.  During 2009 and 2004, Mr. Frankel was a principal in the accounting firm of Frankel, Lodgen, Lacher, Golditch, Sardi & Howard LLP.

Effective March 6, 2006, the Company entered into a one-year agreement with Mr. Frankel’s current firm for certain business, accounting and tax advisory services to be provided by Mr. Frankel, for a monthly retainer fee of $5,000 commencing as of January 1, 2006.  Other services outside the scope of this agreement are invoiced separately by Mr. Frankel’s firm.  This agreement was approved by the disinterested members of the Company’s Board of Directors.

During the years ended December 31, 2008, 2007 and 2006, the Company incurred fees to such accounting firms for accounting and tax services of $33,000, $53,000 and $108,000, respectively.  In addition, during the year ended December 31, 2006, the Company wrote-off the remaining balance of the prepaid accounting fee to Mr. Frankel’s former firm at December 31, 2009 of $9,000.

On February 29, 2008, we acquired by merger Magic Arts & Entertainment-Florida, Inc. (“Magic”).  Joseph Marsh, a director nominee, was one of the owners of the stock of Magic and received $500,000 in cash and 285,714 restricted shares of our common stock.  Additionally, we agreed to issue Mr. Marsh up to 190,476 shares of our common stock if certain EBITDA milestones are achieved during the 36 months following closing.  In connection with the closing, we entered into an employment agreement with Mr. Marsh under which he agreed to serve as Co-Chief Executive Officer of Tix Production, Inc., the holding company for the Company’s entertainment segment.  The term of the agreement commenced on February 29, 2008 and expires on February 29, 2011.  Mr. Marsh receives an annual salary of $100,000.  In connection with the Company’s acquisition of Exhibit Merchandising in August 2007, Mr. Marsh received 1,935,000 shares of our common stock.  Mr. Marsh also entered into a consulting agreement with the Company in consideration for the issuance of 125,000 shares of our common stock.

Review, Approval or Ratification of Transactions with Related Persons

As provided in our audit committee charter, all related party transactions must be reviewed and approved by our audit committee.  As such, we conduct a review of all related party transactions for potential conflicts of interest on an ongoing basis.  All such transactions relating to executive officers and directors must be approved by our audit committee.

STOCKHOLDER PROPOSALS

Proposals to be Addressed at the Annual Meeting

Stockholder Nominations for Board of Directors. In order for your director nomination to be presented and considered at the Annual Meeting, stockholders must give written notice of any proposal or nomination of a director to our Secretary at our principal executive offices no later than the close of business on June 30, 2009.

To be in proper written form, such stockholder’s notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person; and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address, as they appear on the Company’s books, of such stockholder, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; (iii) a description of any arrangements or understandings between such stockholder and each proposed nominee and any other person (including their names) pursuant to which the nomination(s) are to be made by such stockholder and such beneficial owner; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Stockholder Proposal for Other Business. In order for your proposal for any other business or matter to be presented and considered at the Annual Meeting, stockholders must give written notice of any proposal or nomination of a director to our Secretary at our principal executive offices no later than the close of business on June 30, 2009.

To be in proper written form, such stockholder’s notice shall set forth: (1) as to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; (iii) a description of any arrangements or understandings between such stockholder and any other person (including their names) in connection with the proposal of such business by such stockholders and any material interest in such business of such stockholder and the such beneficial owner; (iv) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting; and (v) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for such matters, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Board will review any proposal that is received by that date and determine if it is a proper proposal to present at the Annual Meeting.  Stockholders interested in submitting a nomination or proposal for consideration at the Annual Meeting should consult the Company’s Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form.

Proposals for Inclusion in Proxy Statement for 2010 Annual Meeting

Stockholders of the Company may present proposals to the Company for inclusion in our proxy statement prepared in connection with our Annual Meeting of Stockholders for the fiscal year ending December 31, 2010. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of our securities entitled to vote at the meeting for at least prior to the date of the submission of the proposal.

For your proposal to be considered for inclusion in the proxy statement and form of proxy for our 2010 Annual Meeting, your written proposal must be received by our Corporate Secretary at our principal executive offices no later than March 1, 2010

Receipt of a stockholder proposal does not necessarily guarantee that the proposal will be included in the proxy. Stockholders interested in submitting a nomination or proposal for consideration at the 2010 Annual Meeting should consult the Company’s Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form.  You should also be aware that your proposal must comply with Securities and Exchange Commission regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials. The Board will review any proposal that is received by that date and determine if it is a proper proposal for inclusion in the proxy statement for the 2010 Annual Meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such stockholder. Written requests should be made to Tix Corporation, Attention: Investor Relations, 12001 Ventura Place, Suite 310, Studio City, California 91604 and oral requests may be made by calling the Company at (818) 761 3004. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of this Information Statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the number above.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the Annual Meeting or by submitting your proxy over the Internet.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our annual report on Form 10-K, for the year ended December 31, 2008, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Note Regarding Forward Looking Statements” section of our annual report on Form 10-K for the year ended March 31, 2008. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

WHERE YOU CAN FIND MORE INFORMATION

Tix Corporation files reports, proxy statements, and other information with the Securities and Exchange Commission (“SEC”).  You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room.  The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC.  The address of that website is http://www.sec.gov.

A copy of our annual report on form 10-K, for the year ended December 31, 2008, which includes financial statements for the Company for the fiscal year then ended and excluding exhibits is available on the website www. proxyvote.com. The exhibits to the Form 10-K are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by June 30, 2009, to receive them before the Annual Meeting of stockholders. Requests should be sent in writing to:

Tix Corporation
12001 Ventura Place
Suite 340
Studio City, California 91604
Attention: Corporate Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE ANNUAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Mitch Francis
Chief Executive Officer and Chairman of the Board

May 28, 2009

Appendix A

2009 ANNUAL MEETING OF STOCKHOLDERS OF

TIX CORPORATION

July 8, 2009

PROXY VOTING INSTRUCTIONS
INTERNET - Access www.proxyvote.com and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
IN PERSON – You may vote your shares in person by attending the Annual Meeting.	ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.proxyvote.com.
↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet ↓

PROPOSAL I - ELECTION OF DIRECTORS:  six persons are nominated – Mitch Francis, Andrew Pells, Benjamin Frankel, Norman Feirstein, Sam Georges and Joseph Marsh – to serve as directors for a term ending on the date of the next Annual Meeting of Stockholders, and until their successors are duly elected and qualified:

 “FOR” all nominees ☐

Withhold authority to vote for all nominees ☐

Withhold authority to vote for nominee(s) named below:

Mitch Francis ☐      Andrew Pells ☐     Benjamin Frankel ☐     Norman Feirstein ☐

Sam Georges ☐     Joseph Marsh ☐

PROPOSAL II – APPROVAL OF ADOPTION OF THE TIX 2009 EQUITY INCENTIVE PLAN:

FOR ☐   AGAINST ☐   ABSTAIN ☐

PROPOSAL III – APPROVAL OF AN AMENDMENT TO THE TIX 2004 DIRECTORS STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK UNDER THE PLAN FROM 100,000 TO 1,000,000:

FOR ☐   AGAINST ☐   ABSTAIN ☐

PROPOSAL IV - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Weinberg & Company, P.A. as the Company’s public accountants for the fiscal year ending December 31, 2009:

FOR ☐   AGAINST ☐   ABSTAIN ☐

OTHER BUSINESS:  Such other business as may properly come before the meeting:

AUTHORITY GRANTED ☐     AUTHORITY WITHHELD ☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

The Board of Directors recommends a vote “FOR” the election of the nominees for director in Proposal I and a vote for “FOR” Proposals II, III and IV.  Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.  If the signer is a corporation, please sign full corporate name, giving full title as such.  If signer is a partnership or limited liability company, please sign in name of entity by authorized person.

Number of Common Shares: _______________	Printed Name(s): _______________________ ________________________________________
Signature: ___________________________

Joint Owner (if any): _______________________

PROXY

TIX CORPORATION

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 8, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of TIX CORPORATION (“Company”) hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement and hereby appoints Mitch Francis, as attorney and proxy to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to held at Sportsmen’s Lodge, 12825 Ventura Boulevard, Studio City, California 91604 and at any adjournment thereof.

This proxy will be voted as directed, or if no contrary direction is indicated will be voted (i) FOR the election of all nominees for director in Proposal No. I, (ii) FOR Proposals No. II, No. III and No. IV, and (iii) as said proxy deems advisable, on such other matters as may property come before the Meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

APPENDIX B

TIX CORPORATION

2009 EQUITY INCENTIVE PLAN

PURPOSES OF THE PLAN

The purposes of the 2009 Equity Incentive Plan (the “Plan”) of Tix Corporation, a Delaware corporation (the “Company”), are to:

A.	Encourage selected employees, consultants and advisers to improve operations and increase the profitability of the Company;

B.	Encourage selected employees, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

C.
Increase the interest of selected employees, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).  All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

TYPES OF AWARDS; ELIGIBLE PERSONS

A.
The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (a) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (b) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (c) issue or sell shares of Common Stock (“Restricted Stock”) and (d) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants.  Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan.

B.
For purposes of the Plan: (a) the term “Affiliate” means a subsidiary corporation as defined in the applicable provisions (currently Section 424(f), respectively) of the Code; (b) the term “employee” includes an officer or director who is an employee of the Company; (c) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (d) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

C.
Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void.  No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

A.
Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued as Restricted Stock or on the exercise of Options or SARs under the Plan shall not exceed 3 million shares.  The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan.  If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.  No eligible person shall be granted Options or other awards during any twelve-month period covering more than 250,000 shares.

B.
If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

ADMINISTRATION

A.
The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part thereof) (in either case, the “Administrator”).  The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws.  At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code.  The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

B.
Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options and SARs and grant or sell Restricted Stock; (b) to determine the fair market value of the shares of Common Stock subject to Options or other awards; (c) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of Restricted Stock; (d) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or Restricted Stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of Restricted Stock granted or sold; (e) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any Restricted Stock award under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each Option and SAR granted and award of Restricted Stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (h) with the consent of the Grantee, to rescind any award or exercise of an Option or SAR; (ix) to modify or amend the terms of any Option, SAR or Restricted Stock (with the consent of the Grantee or holder of the Restricted Stock if the modification or amendment is adverse to the Grantee or holder); (i) to reduce the purchase price of Restricted Stock or exercise price of any Option or base price of any SAR; (j) to accelerate or defer (with the consent of the Grantee) the exercise date of any Option or SAR or the date on which the restrictions on Restricted Stock lapse; (k) to issue shares of Restricted Stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (l) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option, SAR or award of Restricted Stock; (m) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (n) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of Restricted Stock.

C.
All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of Restricted Stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

GRANTING OF OPTIONS AND SARS; AGREEMENTS

A.	No Options or SARs shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

B.
Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee,” which term shall include the permitted successors and assigns of the Grantee with respect to the Option or SAR).  In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

C.
An Option agreement shall specify whether the Option it evidences is an ISO and all other options issued under the Plan shall be NQOs, provided, however, that all Options granted under the Plan to consultants and advisers of the Company are intended to be NQOs.

D.
Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

E.	For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.

TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3.  ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.  SARs shall be subject to the terms and conditions of Section 6.4.

A.	Terms and Conditions to Which All Options and SARs Are Subject. All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

1.           Changes in Capital Structure.  Subject to Section 6.1.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each Option and SAR outstanding under the Plan, and the exercise price of each outstanding Option and the base value of SAR, shall be automatically and proportionately adjusted; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Such adjustment, however, in any outstanding Option or SAR shall be made without change in the total price applicable to the unexercised portion of the Option or SAR but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option or SAR.  Any determination by the Administrator in connection with these adjustments shall be final, binding, and conclusive.  If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

2.           Corporate Transactions.  Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), all Options and SARs shall terminate upon consummation of the Corporate Transaction unless the Administrator determines that they shall survive.  If the Administrator determines that outstanding Options and SARs shall survive, and if the Company shall not be the surviving entity in the Corporate Transaction, the Administrator shall provide that the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor entity or any Affiliate of the successor entity.  If outstanding Options and SARs are to terminate upon consummation of the Corporate Transaction, any Options or SARS outstanding immediately prior to the consummation of the Corporate Transaction shall be deemed fully vested and exercisable immediately prior to the consummation of the Corporate Transaction (provided that the Option or SAR has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option or SAR prior to the Corporate Transaction as required by the agreement evidencing the Option or SAR).  The Administrator shall notify each Grantee of an outstanding Option or SAR of a proposed Corporate Transaction at least 30 days prior thereto or as soon as may be practicable, and the exercise of any Option or SAR by a Grantee thereafter shall be contingent upon consummation of the Corporate Transaction unless the Grantee expressly elects otherwise with respect to vested shares.  A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

3.           Time of Option or SAR Exercise.  Subject to Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement.  However, in no case may an Option or SAR be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

4.           Grant Date.  The date of grant of an Option or SAR under the Plan shall be the date approved or any date thereafter specified by the Administrator in such approval and reflected as the effective date of the applicable agreement.

5.           Non-Transferability of Rights.  Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the Grantee except by will or by the laws of descent and distribution.  During the life of the Grantee, an Option or SAR shall be exercisable only by the Grantee or permitted transferee.

6.           Payment.  Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company.  The Administrator in its discretion may include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment (provided such payment does not violate applicable law or regulations or the rules of any securities exchange on which the Company’s securities may be listed):

a.
Acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

b.
Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

c.
Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

d.	By means of so-called “cashless” or “net” exercises through a securities broker.

7.           Termination of Employment.  Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by at least one of the Company or one of its Affiliates, each Option and SAR held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date and or the termination of the Option or SAR pursuant to Section 6.1.2) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination.  For purposes of this Section 6.1.7, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute

8.           Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the Grantee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

9.           Other Provisions.  Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

10.           Determination of Fair Market Value.  For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

a.
If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

b.
In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

11.           Option and SAR Term.  No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

B.	Terms and Conditions to Which Only NQOs and SARs Are Subject. Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

12.           Exercise Price.  The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.10).

C.	Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

13.           Exercise Price.  The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.  The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

14.           Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

15.           Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

16.           Term.  Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

D.
Terms and Conditions Applicable Solely to SARs.  In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

E.
Manner of Exercise.  A Grantee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.8.  The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.  Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.5, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock.  A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

RESTRICTED STOCK

A.	Grant or Sale of Restricted Stock.

17.           No grants or sales of Restricted Stock shall be made under the Plan after 10 years from the date of adoption of the Plan by the Board.

18.           The Administrator may issue Restricted Stock under the Plan for such consideration (including past or future services, any benefit to the Company, and, subject to applicable law, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Administrator.  The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.  If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

19.           All Common Stock issued pursuant to this Section 7.1 shall be subject to an agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient.  The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator.  The certificates representing the shares shall bear any legends required by the Administrator.

20.           The Administrator may require any purchaser or grantee of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the purchaser or grantee fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser or grantee, including salary, subject to applicable law.  With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.

B.
Corporate Transactions.  In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, the Administrator, in its sole discretion, may remove any restrictions as to any Restricted Stock or it may provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan, any Option or SAR granted under the Plan, or any Restricted Stock granted or sold under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee or holder of Restricted Stock or an SAR at any time, nor confer upon any Grantee or holder of Restricted Stock or an SAR any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

CONDITIONS UPON ISSUANCE OF SHARES

Notwithstanding the provisions of any Option, SAR or offer of Restricted Stock, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be either registered or qualified under applicable securities laws, including, without limitation, the Securities Act, or exempt from such registration or qualification.  The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

MARKET STAND-OFF

Each Grantee and recipient of Restricted Stock, if so requested by the Company in connection with any firmly underwritten public offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options or SARs, or such Restricted Stock or receipt of Restricted Stock during a period of up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction is applicable to all directors and officers of the Company.

AMENDMENTS TO PLAN

The Board may at any time amend the Plan.  Without the consent of a Grantee or holder of Restricted Stock, no amendment may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to Restricted Stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs.  No amendment to the Plan shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes; (b) the Board otherwise concludes that stockholder approval is advisable; or (c) such approval is required under the rules of any securities exchange on which securities of the Company are registered.

EFFECTIVE DATE OF PLAN; DISCONTINUANCE OR TERMINATION OF PLAN

The Plan became effective on May 27, 2009, the date of adoption by the Board; provided, however, that no shares of Common Stock shall be issued, and no Option or SAR shall be exercisable, unless and until the Plan is approved by the holders of a majority of the stockholders of the Company entitled to vote within 12 months after adoption by the Board.  If any Options or SARs are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted.  The Board may at any time adopt a resolution stating the no more awards will be granted under the Plan.  The Plan shall terminate upon the first date at which there shall not be any outstanding Options or SARS or any outstanding Restricted Stock subject to vesting and/or repurchase conditions following the first to occur of: (a) May 27, 2019 or (b) the date the Board adopts a resolution discontinuing the grant of awards under the Plan.

APPENDIX C

TIX CORPORATION 2004 DIRECTORS STOCK OPTION PLAN

1.           Purpose. The purpose of this Tix Corporation. 2004 Directors Stock Option Plan ("Plan") is to further the growth and development of Cinema Ride, Inc. ("Company") by providing, through ownership of stock of the Company, an incentive to non-employee Directors who are in a position to contribute materially to the prosperity of the Company:

(i)           To increase such person's interests and provide mutuality of interest in the Company's welfare between shareholders and non-employee Directors,

(ii)           To encourage non-employee Directors to continue their services to the Company or its subsidiaries, and

(iii)           To attract individuals of outstanding ability.

This Plan is effective on the Effective Date (as provided in Section 10) and shall apply to options granted on or after the Effective Date.

2.           Types of Stock Options. Only non-Qualified Stock Options ("Options") not specifically authorized or qualified for favorable income tax treatment by the Code shall be granted under the Plan.

3.           Definitions. The following definitions are applicable to the Plan:

3.1           Board.  The Board of Directors of the Company.

3.2           Common Stock.  The shares of Common Stock of the Company.

3.3           Code.  The Internal Revenue Code of 1986, as amended from time to time.

3.4           Company.  Tix Corporation a Delaware corporation.

3.5           Disabled or Disability.  For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

3.6           Fair Market Value.  For purposes of the Plan, the "Fair Market Value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or (b) if the Common Stock is not then listed on an exchange but is quoted on the Nasdaq National Market, the Nasdaq Small Cap Market, the Nasdaq electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on last trading day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange or quoted by Nasdaq or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

3.7           Plan.  The Tix Corporation 2004 Directors Stock Option Plan, as amended from time to time.

3.8           Plan Administrator.  The Board or the Stock Option Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

4.           Administration.

4.1           Administration by Board. Subject to Section 4.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board").  Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

4.2           Administration by Committee.  The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator to a stock option committee (the "Committee") of not fewer than two (2) members of the Board to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

4.3           Discretion of Committee.  Notwithstanding the above, the selection of the Director to whom options may be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the period during which any stock option may be exercised, and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

5.           Grant of Stock Options.  If at any time the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employees Director to be granted an option for the number of shares intended to be granted (or the number of adjusted or substituted shares pursuant to Section 7.10), then each non-employee Director shall be granted an option for a member of whole shares equal to the number of shares then remaining divided by the number of non-employee Directors, disregarding any fraction of a share.

6.           Shares Subject to Options.  The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 100,000 shares of Common Stock (subject to adjustment as provided in Section 7.10), including shares previously issued under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

7.           Terms and Conditions of Stock Options.  Stock options granted under the Plan shall be subject to the following terms and conditions:

7.1           The purchase price at which each Stock Option may be exercised (the "option price") shall be the Fair Market Value per share of Common Stock on the date of grant. Each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. All Options granted but not yet exercisable notwithstanding the previous sentence upon the death or disability of the grantee. To the extent that a grantee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

7.2           The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a Fair Market Value on the data of the exercise of the Stock Option, equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may option. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 5.

7.3           No stock option shall be exercisable during the first six months of its term except in case of death as provided in Section 7.5. Subject to the preceding sentence and subject to Section 7.5 which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

7.4           No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor Rule.

7.5           If a grantee ceases to be a Director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

(i)           If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period;

(ii)           If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal shall, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation of removal of the grantee, whichever is the shorter period;

(iii)           Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

(iv)           Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause (ii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

(v)           Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause (iii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until one year after the grantee ceased being a Director or one year after the date of death of the grantee (whichever is longer).

A stock option held by a grantee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 7.5.

7.6           All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

7.7           The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Subject to the foregoing provisions of this Section 7 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 7.6, or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor Rule.

7.8           Restrictions on Issuance of Shares.  The issuance of Options and shares shall be subject to compliance with all the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended, or other state securities laws. If a grantee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the grantee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

7.9           Investment Representation.  Any grantee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

7.10           Recapitalization or Reorganization of Company.  Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company.

In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the

Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination. In addition, in the event of such change described in this paragraph, the Board may accelerate the time or times at which any option may be exercised an may provide for cancellation of such accelerated options which are not exercised within a time period prescribed by the Board in its sole discretion.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case or any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each grantee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

7.11           Other Provisions.  Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8.           Amendment and Termination.  The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor Rule, or by the rules of any stock exchange on which the Common Stock may then be listed, (ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 7.6 within such reasonable time as the Committee shall specify in such request.

9.           Indemnification.  In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.           Effective Date and Term of Plan.  This Plan shall become effective (the "Effective Date") on the date of adoption designated below. No options granted under the Plan will be effective unless the Plan is approved by the stockholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire September 21, 2014.